Exhibit 99.1

For Immediate Release: November 1, 2016

Occidental Petroleum Announces 3rd Quarter 2016 Results

•                 Achieved high end of company-wide production guidance and exceeded Permian Resources guidance

•                 Acquired additional acreage and interests in the Permian Basin

•                 Q3 2016 quarter-end cash balance of $3.2 billion

HOUSTON — November 1, 2016 — Occidental Petroleum Corporation (NYSE:OXY) reported a loss of $241 million or $0.32 per diluted share for the third quarter of 2016, which included one-time net charges of $129 million. Core results were a loss of $112 million or $0.15 per diluted share.

“We achieved the high end of our company-wide production guidance of 605,000 BOE per day due to continued improvement in operational efficiency, increased well productivity in Permian Resources and record production in Abu Dhabi and Oman. We also ended the third quarter with $3.2 billion in cash,” said President and Chief Executive Officer Vicki Hollub.

“In addition to our better than expected results in Permian Resources, yesterday we announced the acquisitions of producing and non-producing leasehold acreage, CO2 properties and related infrastructure in the Permian Basin, where the company is already the operator or an existing working interest partner. These transactions further solidify Occidental’s dominant position in the Permian Basin. This leverages our existing infrastructure, operational synergies and strong balance sheet in order to create value for our shareholders.”

QUARTERLY RESULTS
Oil and Gas

Total average daily production volumes were 605,000 BOE for the third quarter of 2016, compared to 653,000 BOE for the second quarter of 2016 and 689,000 BOE for the third quarter of 2015. Occidental continued to reduce its exposure to non-core operations in the United States and the Middle East/North Africa region and completed its exit from Bahrain in the third quarter of 2016. The non-core operations produced average daily volumes of 44,000 BOE for the second quarter of 2016 and 111,000 BOE for the third quarter of 2015. Average daily production volumes from on-going operations were 609,000 BOE for the second quarter of 2016 and 578,000 BOE for the third quarter of 2015.

Average daily domestic production volumes from on-going operations were 294,000 BOE for the third quarter of 2016, compared to 302,000 BOE in the second quarter of 2016 and 300,000 BOE for the third quarter of 2015. The decrease in average daily production of 8,000 BOE compared to the second quarter of 2016 reflected lower drilling activity in Permian Resources, although third quarter production exceeded guidance, and the impact from curtailed drilling in Occidental’s South Texas and Other gas assets. Compared to the third quarter of 2015, Permian Resources increased average daily production by 5,000 BOE, offset by lower natural gas and NGL production in South Texas and Other of 10,000 BOE.

Internationally, average daily production volumes from on-going operations were 311,000 BOE for the third quarter of 2016, compared to 307,000 BOE in the second quarter of 2016 and 278,000 BOE in the third quarter of 2015. The increase in average daily production of 4,000 BOE from the second quarter of 2016 reflected higher production from Al Hosn Gas and Oman’s Block 62 operations, partially offset by lower production in Colombia due to insurgency activities. Compared to the third quarter of 2015, the increase in average daily production volumes of 33,000 BOE reflected production from Al Hosn Gas, which was still ramping up production in the third quarter of 2015, and Oman’s Block 62 production, which commenced in 2016.

Total company average daily sales volumes were 609,000 BOE in the third quarter of 2016, compared to 660,000 BOE for the second quarter of 2016 and 670,000 BOE in the third quarter of 2015.

Oil and gas pre-tax results for the third quarter of 2016 were a loss of $51 million, compared to a loss of $117 million for the second quarter of 2016 and a loss of $3.1 billion for the third quarter of 2015. The pre-tax results for the third quarter of 2015 included impairment and related charges of $3.3 billion. After removing the impact of asset sales, impairments and related charges, core income was $162 million for the third quarter of 2015. The improvement in oil and gas results on a sequential quarterly basis reflected higher oil and domestic gas prices in the third quarter of 2016. Compared to the same period in 2015, the third quarter of 2016 reflected significantly lower oil prices and lower sales volumes.

The average WTI and Brent marker prices were $44.94 per barrel and $46.98 per barrel, respectively, for the third quarter of 2016, about flat with second quarter of 2016. Average worldwide realized crude oil prices were $41.49 per barrel for the third quarter of 2016, an increase of 5 percent compared with the second quarter of 2016 and a decrease of 13 percent compared with the third quarter of 2015. Average worldwide NGL prices were $14.99 per barrel in the third quarter of 2016, a slight increase from the preceding quarter and the third quarter of 2015. Average domestic natural gas prices were $2.30 per MCF in the third quarter of 2016, an increase of 57 percent compared to the second quarter of 2016, and slightly higher compared with the third quarter of 2015.

Chemical

Chemical pre-tax earnings for the third quarter of 2016 were $117 million compared to $88 million for the second quarter of 2016 and $272 million in the third quarter of 2015. After removing the gain from asset sales in the third quarter of 2015, core income was $174 million. Compared to the second quarter of 2016, third quarter 2016 earnings benefited from higher chloro-vinyl production volumes and higher realized caustic soda prices. These improvements were partially offset by higher energy costs combined with lower vinyl margins as vinyl prices remained largely unchanged despite higher ethylene prices resulting from significant planned and unplanned industry cracker outages. Compared to the third quarter of 2015, the decrease in core earnings reflected lower sales volumes, primarily chlor-alkali and calcium chloride, along with higher ethylene costs, partially offset by higher realized caustic soda pricing.

Midstream and Marketing

Midstream pre-tax results for the third quarter of 2016 were a loss of $180 million, compared to a loss of $58 million for the second quarter of 2016 and income of $24 million for the third quarter of 2015. Excluding a one-time crude supply contract termination charge of $160 million in the third quarter of 2016, core results were a loss of $20 million. The improvement in results compared to the second quarter of 2016 mainly reflected improved marketing margins, partially offset by lower gas plant results from higher energy operating costs. Compared to the third quarter of 2015, the results reflected lower domestic pipeline results due to decreased volumes and lower marketing margins.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; reorganization or restructuring of Occidental’s operations; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2015 Form 10-K. Occidental posts or provides links to important information on its website at www.oxy.com.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Christopher M. Degner
212-603-8111
christopher_degner@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 3 2016 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2015					2016
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Reported Income (Loss) ($ millions)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)	$(241)		$(302)
Reported EPS - Diluted ($/share)	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)		$(0.40)
Effective tax rate	8%	64%	15%	18%	14%	36%	41%	11%		31%

Core Income (Loss) ($ millions)	$31	$165	$24	$(129)	$91	$(426)	$(136)	$(112)		$(674)
Core EPS - Diluted ($/share)	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)		$(0.88)
Effective tax rate	75%	65%	90%	29%	86%	29%	41%	-6%		28%

Average Shares Outstanding
Basic (millions)	769.6	766.4	763.3	763.2	765.6	763.4	763.6	764.0		763.7
Diluted (millions)	769.6	766.6	763.3	763.2	765.6	763.4	763.6	764.0		763.7

Production - Reported
Total US (MBOE/D)	326	333	332	321	328	316	302	294		304
US oil (MBBL/D)	198	205	204	198	202	197	190	181		189
Worldwide (MBOE/D)	645	658	689	680	668	657	653	605		638
Worldwide sales (MBOE/D)	637	657	670	730	674	651	660	609		640

Production - Ongoing Operations
Total US (MBOE/D)	290	298	300	298	297	307	302	294		301
US oil (MBBL/D)	180	188	188	190	187	197	190	181		189
Worldwide (MBOE/D)	531	552	578	597	565	590	609	605		601
Worldwide sales (MBOE/D)	533	547	581	600	567	584	616	609		603

Realizations
Worldwide oil ($/BBL)	$48.50	$54.55	$47.78	$38.68	$47.10	$29.42	$39.66	$41.49		$36.70
Worldwide NGL ($/BBL)	$17.96	$18.06	$14.68	$14.02	$15.96	$10.86	$14.59	$14.99		$13.58
Domestic gas ($/MCF)	$2.49	$2.09	$2.24	$1.75	$2.15	$1.50	$1.46	$2.30		$1.74

Cash Flows ($ millions)
Operating before working capital	$1,121	$1,517	$1,202	$944	$4,784	$822	$935	$614		$2,371
Working capital changes	(555)	(399)	16	58	(880)	(316)	(195)	51		(460)
Other, net	-	(307)	(192)	(151)	(650)	(367)	63	(9)		(313)
Operating - continuing operations	$566	$811	$1,026	$851	$3,254	$139	$803	$656		$1,598
Capital expenditures	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)	$(687)	$(657)	$(642)		$(1,986)

		2015					2016
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Reported Income (Loss) ($ millions)	$(218)	$(42)	$(2,651)	$(7,829)		$78	$(61)	$(302)
Reported EPS - Diluted ($/share)	$(0.28)	$(0.05)	$(3.46)	$(10.23)		$0.10	$(0.08)	$(0.40)
Effective tax rate	8%	113%	5%	14%		36%	38%	31%

Core Income (Loss) ($ millions)	$31	$196	$220	$91		$(426)	$(562)	$(674)
Core EPS - Diluted ($/share)	$0.04	$0.25	$0.29	$0.12		$(0.56)	$(0.73)	$(0.88)
Effective tax rate	75%	67%	74%	86%		29%	32%	28%

Average Shares Outstanding
Basic (millions)	769.6	768.0	766.4	765.6		763.4	763.5	763.7
Diluted (millions)	769.6	768.0	766.4	765.6		763.4	763.5	763.7

Production - Reported
Total US (MBOE/D)	326	330	331	328		316	309	304
US oil (MBBL/D)	198	201	203	202		197	193	189
Worldwide (MBOE/D)	645	652	665	668		657	655	638
Worldwide sales (MBOE/D)	637	647	655	674		651	656	640

Production - Ongoing Operations
Total US (MBOE/D)	290	295	297	297		307	304	301
US oil (MBBL/D)	180	184	186	187		197	193	189
Worldwide (MBOE/D)	531	542	555	565		590	599	601
Worldwide sales (MBOE/D)	533	540	554	567		584	600	603

Realizations
Worldwide oil ($/BBL)	$48.50	$51.60	$50.33	$47.10		$29.42	$34.46	$36.70
Worldwide NGL ($/BBL)	$17.96	$18.01	$16.73	$15.96		$10.86	$12.80	$13.58
Domestic gas ($/MCF)	$2.49	$2.29	$2.28	$2.15		$1.50	$1.48	$1.74

Cash Flows ($ millions)
Operating before working capital	$1,121	$2,638	$3,840	$4,784		$822	1,757	2,371
Working capital changes	(555)	(954)	(938)	(880)		(316)	(511)	(460)
Other, net	-	(307)	(499)	(650)		(367)	(304)	(313)
Operating - continuing operations	$566	$1,377	$2,403	$3,254		$139	$942	$1,598
Capital expenditures	$(1,735)	$(3,223)	$(4,442)	$(5,612)		$(687)	$(1,344)	$(1,986)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2015					2016
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(513)	$(35)	$(2,031)	$(1,572)	$(4,151)	$(578)	$(361)	$(341)		$(1,280)
Foreign	249	394	(1,096)	(3,294)	(3,747)	99	267	295		661
Exploration	(2)	(4)	(1)	(155)	(162)	(6)	(23)	(5)		(34)
	(266)	355	(3,128)	(5,021)	(8,060)	(485)	(117)	(51)		(653)
Chemical	139	136	272	(5)	542	214	88	117		419
Midstream and Marketing	(15)	87	24	(1,290)	(1,194)	(95)	(58)	(180)		(333)
Segment Income (Loss)	(142)	578	(2,832)	(6,316)	(8,712)	(366)	(87)	(114)		(567)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)	(62)		(203)
Other	(64)	(67)	(172)	(320)	(623)	(140)	(61)	(92)		(293)
Pre-tax Income (Loss)	(234)	504	(3,051)	(6,695)	(9,476)	(563)	(232)	(268)		(1,063)
Taxes
Federal and state	125	47	747	1,151	2,070	291	234	242		767
Foreign	(106)	(371)	(302)	39	(740)	(88)	(138)	(212)		(438)
Income (Loss) From Continuing Operations	(215)	180	(2,606)	(5,505)	(8,146)	(360)	(136)	(238)		(734)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)		432
Net Income (Loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)	$(241)		$(302)

Reported earnings per share
Basic	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)		$(0.40)
Diluted	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)		$(0.40)

Effective Tax Rate	8%	64%	15%	18%	14%	36%	41%	11%		31%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(277)	$32	$(1,852)	$(1,350)	$(3,447)	$23	$-	$59		$82
Foreign	(46)	(1)	(1,438)	(3,419)	(4,904)	-	-	(61)		(61)
Exploration	-	-	-	(146)	(146)	-	-	-		-
	(323)	31	(3,290)	(4,915)	(8,497)	23	-	(2)		21
Chemical	-	-	98	(121)	(23)	88	-	-		88
Midstream and Marketing	(10)	3	(7)	(1,245)	(1,259)	-	-	(160)		(160)
Segment Income (Loss)	(333)	34	(3,199)	(6,281)	(9,779)	111	-	(162)		(51)
Corporate
Interest	-	-	-	-	-	-	-	-		-
Other	(25)	(6)	(98)	(232)	(361)	(78)	-	-		(78)
Pre-tax Income (Loss)	(358)	28	(3,297)	(6,513)	(10,140)	33	-	(162)		(129)
Taxes
Federal and state	111	(12)	667	992	1,758	33	-	36		69
Foreign	1	(1)	-	145	145	-	-			-
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-	(126)		(60)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)		432
Net Income (Loss)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)	$(129)		$372

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(236)	$(67)	$(179)	$(222)	$(704)	$(601)	$(361)	$(400)		$(1,362)
Foreign	295	395	342	125	1,157	99	267	356		722
Exploration	(2)	(4)	(1)	(9)	(16)	(6)	(23)	(5)		(34)
	57	324	162	(106)	437	(508)	(117)	(49)		(674)
Chemical	139	136	174	116	565	126	88	117		331
Midstream and Marketing	(5)	84	31	(45)	65	(95)	(58)	(20)		(173)
Segment Income (Loss)	191	544	367	(35)	1,067	(477)	(87)	48		(516)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)	(62)		(203)
Other	(39)	(61)	(74)	(88)	(262)	(62)	(61)	(92)		(215)
Pre-tax Income (Loss)	124	476	246	(182)	664	(596)	(232)	(106)		(934)
Taxes
Federal and state	14	59	80	159	312	258	234	206		698
Foreign	(107)	(370)	(302)	(106)	(885)	(88)	(138)	(212)		(438)
Net Income (Loss)	$31	$165	$24	$(129)	$91	$(426)	$(136)	$(112)		$(674)

Core earnings per share
Basic	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)		$(0.88)
Diluted	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)		$(0.88)

Effective Tax Rate	75%	65%	90%	29%	86%	29%	41%	-6%		28%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2015					2016
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(266)	$(22)	$(1,299)	$(1,005)	$(2,592)	$(372)	$(233)	$(219)		$(824)
Foreign	23	153	(1,307)	(3,314)	(4,445)	5	111	141		257
Exploration	(2)	(4)	(1)	(154)	(161)	(6)	(23)	(5)		(34)
	(245)	127	(2,607)	(4,473)	(7,198)	(373)	(145)	(83)		(601)
Chemical	88	86	174	(5)	343	138	57	75		270
Midstream and Marketing	-	68	37	(805)	(700)	(56)	(26)	(101)		(183)
Segment Income (Loss)	(157)	281	(2,396)	(5,283)	(7,555)	(291)	(114)	(109)		(514)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)	(62)		(203)
Other	(58)	(67)	(139)	(313)	(577)	(140)	(61)	(92)		(293)
Taxes	28	(27)	(24)	150	127	128	123	25		276
Income (Loss) From Continuing Operations	(215)	180	(2,606)	(5,505)	(8,146)	(360)	(136)	(238)		(734)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)		432
Net Income (Loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	78	(139)	(241)		(302)

Reported earnings per share
Basic	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)		$(0.40)
Diluted	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)		$(0.40)

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(177)	$20	$(1,186)	$(864)	$(2,207)	$15	$-	$38		$53
Foreign	(46)	(1)	(1,438)	(3,420)	(4,905)	-	-	(61)		(61)
Exploration	-	-	-	-	-	-	-	-		-
	(223)	19	(2,624)	(4,284)	(7,112)	15	-	(23)		(8)
Chemical	-	-	63	(78)	(15)	56	-	-		56
Midstream and Marketing	(4)	2	(4)	(807)	(813)	-	-	(103)		(103)
Segment Income (Loss)	(227)	21	(2,565)	(5,169)	(7,940)	71	-	(126)		(55)
Corporate							-
Interest	-	-	-	-	-	-	-	-		-
Other	(19)	(6)	(65)	(225)	(315)	(78)	-	-		(78)
Taxes	-	-	-	18	18	73	-	-		73
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-	(126)		(60)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)		432
Net Income (Loss)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)	$(129)		$372

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(89)	$(42)	$(113)	$(141)	$(385)	$(387)	$(233)	$(257)		$(877)
Foreign	69	154	131	106	460	5	111	202		318
Exploration	(2)	(4)	(1)	(154)	(161)	(6)	(23)	(5)		(34)
	(22)	108	17	(189)	(86)	(388)	(145)	(60)		(593)
Chemical	88	86	111	73	358	82	57	75		214
Midstream and Marketing	4	66	41	2	113	(56)	(26)	2		(80)
Segment Income (Loss)	70	260	169	(114)	385	(362)	(114)	17		(459)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)	(62)		(203)
Other	(39)	(61)	(74)	(88)	(262)	(62)	(61)	(92)		(215)
Taxes	28	(27)	(24)	132	109	55	123	25		203
Net Income (Loss)	$31	$165	$24	$(129)	$91	$(426)	$(136)	$(112)		$(674)

Core earnings per share
Basic	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)		$(0.88)
Diluted	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)	$(0.15)		$(0.88)

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2015					2016
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$(13)	$18	$-	$5	$10	$48	$-	$59		$107
Asset impairments and related items	(264)	14	(1,852)	(1,355)	(3,457)	-	-	-		-
Other	-	-	-	-	-	(25)	-	-		(25)
	(277)	32	(1,852)	(1,350)	(3,447)	23	-	59		82
Foreign
Asset impairments and related items	(46)	(1)	(1,438)	(3,565)	(5,050)	-	-	(61)		(61)
Total Oil and Gas	(323)	31	(3,290)	(4,915)	(8,497)	23	-	(2)		21

Chemical
Asset sale gains	-	-	98	-	98	88	-	-		88
Asset impairments	-	-	-	(121)	(121)	-	-	-		-
Total Chemical	-	-	98	(121)	(23)	88	-	-		88

Midstream and Marketing
Asset impairments and related items	(10)	3	(7)	(1,245)	(1,259)	-	-	(160)		(160)
Total Midstream	(10)	3	(7)	(1,245)	(1,259)	-	-	(160)		(160)

Corporate
Asset sales gains (losses)	(11)	-	2	1	(8)	-	-	-		-
Asset impairments	-	-	(5)	(230)	(235)	(78)	-	-		(78)
Severance, spin-off costs and other items	(14)	(6)	(95)	(3)	(118)	-	-	-		-
Total Corporate	(25)	(6)	(98)	(232)	(361)	(78)	-	-		(78)

Taxes	112	(13)	667	1,137	1,903	33	-	36		69
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-	(126)		(60)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)	-	432
Totals	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)	$(129)		$372

			2015					2016
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$(8)	$11	$(1)	$3	$5	$31	$-	$38		$69
Asset impairments and related items	(169)	9	(1,185)	(867)	(2,212)	-	-	-		-
Other	-	-	-	-	-	(16)	-	-		(16)
	(177)	20	(1,186)	(864)	(2,207)	15	-	38		53
Foreign
Asset impairments and related items	(46)	(1)	(1,438)	(3,420)	(4,905)	-	-	(61)		(61)
Total Oil and Gas	(223)	19	(2,624)	(4,284)	(7,112)	15	-	(23)		(8)

Chemical
Asset sale gains	-	-	63	-	63	56	-	-		56
Asset impairments	-	-	-	(78)	(78)	-	-	-		-
Total Chemical	-	-	63	(78)	(15)	56	-	-		56

Midstream and Marketing
Asset impairments and related items	(4)	2	(4)	(807)	(813)	-	-	(103)		(103)
Total Midstream	(4)	2	(4)	(807)	(813)	-	-	(103)		(103)

Corporate
Asset sales gains (losses)	(7)	-	1	1	(5)	-	-	-		-
Asset impairments	-	-	(5)	(229)	(234)	(78)	-	-		(78)
Severance, spin-off costs and other items	(12)	(6)	(61)	3	(76)	-	-	-		-
Total Corporate	(19)	(6)	(65)	(225)	(315)	(78)	-	-		(78)

Taxes (a)	-	-	-	18	18	73	-	-		73
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-	(126)		(60)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	(3)		432
Totals	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)	$(129)		$372

(a)  The 2015 amount included the change in the unitary state tax rates.  The 2016 amount included benefits for relinquishment of foreign exploration blocks.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$2,009	$2,342	$2,054	$1,899	$8,304	$1,275	$1,625	$1,660		$4,560
Chemical	1,000	1,030	1,008	907	3,945	890	908	988		2,786
Midstream and Marketing	197	294	231	169	891	133	141	202		476
Eliminations	(117)	(197)	(177)	(169)	(660)	(175)	(143)	(202)		(520)
	3,089	3,469	3,116	2,806	12,480	2,123	2,531	2,648		7,302
Interest, dividends and other income	31	26	31	30	118	20	27	25		72
Gain (loss) on sale of assets and equity investments, net	(24)	19	99	7	101	138	-	60		198
	3,096	3,514	3,246	2,843	12,699	2,281	2,558	2,733		7,572

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,557	1,480	1,413	1,354	5,804	1,281	1,244	1,338		3,863
Depreciation, depletion and amortization	1,029	1,116	1,123	1,276	4,544	1,102	1,070	1,046		3,218
Selling, general and administrative and other operating expenses	311	347	292	320	1,270	272	338	316		926
Asset impairments and related items	324	-	3,397	6,518	10,239	78	-	221		299
Taxes other than on income	107	107	79	50	343	75	74	61		210
Exploration expense	8	10	5	13	36	9	27	9		45
Interest and debt expense, net	30	8	48	61	147	60	88	68		216
	3,366	3,068	6,357	9,592	22,383	2,877	2,841	3,059		8,777
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(270)	446	(3,111)	(6,749)	(9,684)	(596)	(283)	(326)		(1,205)
Benefit from (provision for) domestic and foreign income taxes	19	(324)	445	1,190	1,330	203	96	30		329
Income from equity investments	36	58	60	54	208	33	51	58		142
INCOME (LOSS) FROM CONTINUING OPERATIONS	(215)	180	(2,606)	(5,505)	(8,146)	(360)	(136)	(238)		(734)
Discontinued operations, net	(3)	(4)	(3)	327	317	438	(3)	(3)		432
NET INCOME (LOSS)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)	$(241)		$(302)

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(0.28)	$0.23	$(3.41)	$(7.21)	$(10.64)	$(0.47)	$(0.18)	$(0.31)		$(0.96)
Discontinued operations, net	-	-	(0.01)	0.43	0.41	0.57	-	(0.01)		0.56
BASIC EARNINGS PER COMMON SHARE	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)		$(0.40)

DILUTED EARNINGS PER COMMON SHARE	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)	$(0.32)		$(0.40)

DIVIDENDS PER COMMON SHARE	$0.72	$0.75	$0.75	$0.75	$2.97	$0.75	$0.75	$0.76		$2.26

AVERAGE COMMON SHARES OUTSTANDING
BASIC	769.6	766.4	763.3	763.2	765.6	763.4	763.6	764.0		763.7
DILUTED	769.6	766.6	763.3	763.2	765.6	763.4	763.6	764.0		763.7

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2015				2016
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,153	$2,756	$2,547	$3,201	$3,176	$3,751	$3,180
Restricted cash	3,265	2,382	1,765	1,193	-	-	-
Trade receivables, net	3,068	3,973	3,507	2,970	2,780	3,113	3,521
Inventories	1,133	1,120	1,122	986	997	906	927
Assets held for sale	-	-	709	141	-	-	-
Other current assets	815	777	890	911	1,284	1,202	1,083
Total current assets	10,434	11,008	10,540	9,402	8,237	8,972	8,711
INVESTMENTS
Investments in unconsolidated entities	1,221	1,330	1,428	1,267	1,301	1,360	1,420
Available for sale investment	544	432	186	167	-	-	-
Total investments	1,765	1,762	1,614	1,434	1,301	1,360	1,420
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	75,979	77,375	73,447	71,058	71,643	72,250	72,495
Accumulated depreciation, depletion and amortization	(35,870)	(36,897)	(36,612)	(39,419)	(40,138)	(41,212)	(42,076)
	40,109	40,478	36,835	31,639	31,505	31,038	30,419
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,060	1,090	1,070	934	975	1,025	1,080
TOTAL ASSETS	$53,368	$54,338	$50,059	$43,409	$42,018	$42,395	$41,630

CURRENT LIABILITIES
Current maturities of long-term debt	$700	$1,450	$1,450	$1,450	$2,000	$-	$-
Accounts payable	3,867	4,145	3,727	3,069	2,801	3,126	3,392
Accrued liabilities	2,152	2,230	2,202	2,213	2,025	2,141	2,296
Domestic and foreign income taxes	196	-	25	-	-	-	-
Liabilities of assets held for sale	-	-	29	110	-	-	-
Total current liabilities	6,915	7,825	7,433	6,842	6,826	5,267	5,688
LONG-TERM DEBT, NET	6,118	6,849	6,852	6,855	5,608	8,331	8,333
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	2,947	3,153	2,579	1,323	1,642	1,646	1,411
Other	3,224	3,209	3,313	4,039	4,153	4,050	3,902
	6,171	6,362	5,892	5,362	5,795	5,696	5,313
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	178	178	178
Treasury stock	(8,734)	(9,107)	(9,113)	(9,121)	(9,128)	(9,136)	(9,143)
Additional paid-in capital	7,632	7,651	7,664	7,640	7,668	7,697	7,719
Retained earnings	35,294	34,896	31,712	25,960	25,375	24,661	23,836
Accumulated other comprehensive loss	(206)	(316)	(559)	(307)	(304)	(299)	(294)
Total equity	34,164	33,302	29,882	24,350	23,789	23,101	22,296
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$53,368	$54,338	$50,059	$43,409	$42,018	$42,395	$41,630

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

OPERATING CASH FLOW
Net income (loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)	$(241)		$(302)
Depreciation, depletion and amortization (see detail below)	1,029	1,116	1,123	1,276	4,544	1,102	1,070	1,046		3,218
Deferred income tax (benefit) provision	(63)	202	(556)	(955)	(1,372)	77	(1)	(238)		(162)
Asset impairments and other non-cash charges	373	23	3,244	5,801	9,441	(435)	5	47		(383)
Operating cash flow before working capital	1,121	1,517	1,202	944	4,784	822	935	614 (a)		2,371
Working capital changes	(555)	(399)	16	58	(880)	(316)	(195)	51		(460)
Other, net (b)	-	(307)	(192)	(151)	(650)	(367)	63	(9)		(313)
Operating cash flow from continuing operations	566	811	1,026	851	3,254	139	803	656		1,598

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,735)	(1,488)	(1,219)	(1,170)	(5,612)	(687)	(657)	(642)		(1,986)
Payment for purchases of assets	(6)	(37)	(9)	(57)	(109)	(24)	(10)	(48)		(82)
Sales of assets and equity investments, net	20	38	93	668	819	285	(25)	63		323
Changes in capital accrual	(458)	(127)	(67)	60	(592)	(208)	(1)	2		(207)
Other investing activities	(27)	(69)	(27)	194	71	(3)	(4)	(17)		(24)
Investing cash flow from continuing operations	(2,206)	(1,683)	(1,229)	(305)	(5,423)	(637)	(697)	(642)		(1,976)

FINANCING CASH FLOW
Cash dividends paid	(557)	(556)	(577)	(574)	(2,264)	(574)	(575)	(575)		(1,724)
Purchases of treasury stock	(207)	(329)	(50)	(8)	(594)	(7)	(8)	(7)		(22)
Proceeds from long-term debt	-	1,478	-	1	1,479	-	2,718	-		2,718
Payment of long-term debt	-	-	-	-	-	(700)	(2,010)	-		(2,710)
Other financing activities	19	5	10	3	37	11	18	3		32
Financing cash flow from continuing operations	(745)	598	(617)	(578)	(1,342)	(1,270)	143	(579)		(1,706)

Cash Flow From Discontinued Operations	(5)	(6)	(6)	114	97	550	326	(6)		870

Increase (decrease) in cash	(2,390)	(280)	(826)	82	(3,414)	(1,218)	575	(571)		(1,214)
Cash, cash equivalents and restricted cash (c) - beg of period	7,808	5,418	5,138	4,312	7,808	4,394	3,176	3,751		4,394
Cash, cash equivalents and restricted cash (c) - end of period	$5,418	$5,138	$4,312	$4,394	$4,394	$3,176	$3,751	$3,180		$3,180

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$502	$541	$556	$510	$2,109	$709	$701	$693		$2,103
Latin America	48	49	48	51	196	42	43	33		118
Middle East/North Africa	329	370	345	537	1,581	175	157	147		479
Chemical	92	92	94	93	371	88	81	85		254
Midstream and Marketing	48	55	71	75	249	78	78	78		234
Corporate	10	9	9	10	38	10	10	10		30
	$1,029	$1,116	$1,123	$1,276	$4,544	$1,102	$1,070	$1,046		$3,218

Capital Expenditures
Oil & Gas
Permian Resources	$(729)	$(555)	$(521)	$(426)	$(2,231)	$(221)	$(128)	$(153)		$(502)
Permian EOR	(115)	(119)	(102)	(88)	(424)	(91)	(116)	(116)		(323)
Other Domestic	(86)	(21)	-	(2)	(109)	(2)	(4)	(2)		(8)
Latin America	(47)	(45)	(24)	(34)	(150)	(11)	(11)	(13)		(35)
Middle East/North Africa	(476)	(449)	(242)	(245)	(1,412)	(183)	(163)	(141)		(487)
Exploration Drilling	(58)	(30)	(15)	(13)	(116)	(8)	(7)	(10)		(25)
Chemical	(40)	(57)	(58)	(99)	(254)	(46)	(77)	(58)		(181)
Midstream and Marketing	(115)	(105)	(155)	(160)	(535)	(82)	(90)	(93)		(265)
Corporate	(9)	(9)	(10)	(13)	(41)	(2)	(5)	(12)		(19)
GAAP external reporting	(1,675)	(1,390)	(1,127)	(1,080)	(5,272)	(646)	(601)	(598)		(1,845)
Cracker JV investment contributions	(60)	(98)	(92)	(90)	(340)	(41)	(56)	(44)		(141)
	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)	$(687)	$(657)	$(642)		$(1,986)

Reconciliation of non-GAAP disclosures to GAAP
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$566	$811	$1,026	$851	$3,254	$139	$803	$656		$1,598
Discontinued operations	(5)	(6)	(6)	114	97	550	326	(6)		870
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(2,206)	(1,683)	(1,229)	(305)	(5,423)	(637)	(697)	(642)		(1,976)
Discontinued operations	-	-	-	-	-	-	-	-		-
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	9	1,481	-	(6)	1,484	(77)	143	(579)		(513)
Discontinued operations	-	-	-	-	-	-	-	-		-
Increase (decrease) in cash and cash equivalents	(1,636)	603	(209)	654	(588)	(25)	575	(571)		(21)
Cash and cash equivalents - beginning of period	3,789	2,153	2,756	2,547	3,789	3,201	3,176	3,751		3,201
Cash and cash equivalents - end of period	$2,153	$2,756	$2,547	$3,201	$3,201	$3,176	$3,751	$3,180		$3,180

(a)

The third quarter of 2016 operating cash flow before working capital includes payments for one-time charges for the termination of crude oil supply contracts of $160 million and the timing of the recognition of a portion of the 2016 NOL receivable of $86 million.

(b)

In 2015, Occidental filed for an extension of time for payment of taxes by a corporation expecting a net operating loss (NOL) carryback.  The other operating, net, for 2015 of $650 million represents the federal and state tax benefit of the carryback of the 2015 NOL, of which $358 million was applied to the 2014 federal balance due and the remainder will be received in cash during 2016.  The 2016 amount represents the NOL carryback which is expected to be collected in 2017, net of the 2nd quarter 2016 collection of $302 million for the 2015 NOL.

(c)	Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing. As of March 31, 2016, there is no restricted cash remaining.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2015					2016
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	98	109	116	118	110	128	126	121		125
Permian EOR	145	145	144	143	145	145	144	143		144
Midcontinent & Other	83	79	72	60	73	43	32	30		35
Total	326	333	332	321	328	316	302	294		304

Latin America	40	42	27	39	37	39	35	27		34

Middle East / North Africa
Al Hosn	9	18	50	60	35	42	68	74		61
Dolphin	39	42	41	43	41	44	43	43		43
Oman	89	87	93	88	89	89	95	102		95
Qatar	64	65	67	69	66	69	66	65		67
Other	78	71	79	60	72	58	44	-		34
Total	279	283	330	320	303	302	316	284		300

TOTAL REPORTED PRODUCTION	645	658	689	680	668	657	653	605		638

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	62	71	74	76	71	84	79	72		78
Permian EOR	111	110	108	109	110	108	107	106		107
Midcontinent & Other	25	24	22	13	21	5	4	3		4
Total	198	205	204	198	202	197	190	181		189
NGLs (MBBL)
Permian Resources	14	15	18	18	16	19	20	23		21
Permian EOR	28	29	30	28	29	28	27	27		27
Midcontinent & Other	11	11	10	10	10	7	5	5		6
Total	53	55	58	56	55	54	52	55		54
Natural Gas (MMCF)
Permian Resources	130	136	143	143	137	152	162	158		157
Permian EOR	37	38	37	35	37	51	60	62		58
Midcontinent & Other	280	263	239	220	250	185	135	129		149
Total	447	437	419	398	424	388	357	349		364

Latin America
Oil (MBBL)	38	40	25	38	35	38	34	26		33
Natural Gas (MMCF)	12	10	9	8	10	8	8	8		8

Middle East / North Africa
Oil (MBBL)
Al Hosn	2	4	9	11	7	9	13	14		12
Dolphin	7	7	7	8	7	7	7	7		7
Oman	80	81	85	81	82	77	76	78		77
Qatar	64	65	67	69	66	69	66	65		67
Other	37	31	39	23	32	20	6	-		9
Total	190	188	207	192	194	182	168	164		172
NGLs (MBBL)
Al Hosn	2	4	14	18	10	13	22	23		19
Dolphin	7	8	8	8	8	9	8	8		8
Total	9	12	22	26	18	22	30	31		27
Natural Gas (MMCF)
Al Hosn	30	60	162	185	109	121	200	222		181
Dolphin	150	160	158	162	158	166	167	167		167
Oman	56	38	45	41	44	71	114	142		109
Other	245	240	242	222	237	230	227	-		151
Total	481	498	607	610	548	588	708	531		608

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2015					2016
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	98	109	116	118	110	128	126	121		125
Permian EOR	145	145	144	143	145	145	144	143		144
South Texas & Other	47	44	40	37	42	34	32	30		32
Total	290	298	300	298	297	307	302	294		301

Latin America	40	42	27	39	37	39	35	27		34

Middle East / North Africa
Al Hosn	9	18	50	60	35	42	68	74		61
Dolphin	39	42	41	43	41	44	43	43		43
Oman	89	87	93	88	89	89	95	102		95
Qatar	64	65	67	69	66	69	66	65		67
Total	201	212	251	260	231	244	272	284		266

TOTAL ONGOING OPERATIONS	531	552	578	597	565	590	609	605		601

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	62	71	74	76	71	84	79	72		78
Permian EOR	111	110	108	109	110	108	107	106		107
South Texas & Other	7	7	6	5	6	5	4	3		4
Total	180	188	188	190	187	197	190	181		189
NGLs (MBBL)
Permian Resources	14	15	18	18	16	19	20	23		21
Permian EOR	28	29	30	28	29	28	27	27		27
South Texas & Other	8	7	7	7	7	5	5	5		5
Total	50	51	55	53	52	52	52	55		53
Natural Gas (MMCF)
Permian Resources	130	136	143	143	137	152	162	158		157
Permian EOR	37	38	37	35	37	51	60	62		58
South Texas & Other	194	183	163	151	173	142	135	129		135
Total	361	357	343	329	347	345	357	349		350

Latin America
Oil (MBBL)	38	40	25	38	35	38	34	26		33
Natural Gas (MMCF)	12	10	9	8	10	8	8	8		8

Middle East / North Africa
Oil (MBBL)
Al Hosn	2	4	9	11	7	9	13	14		12
Dolphin	7	7	7	8	7	7	7	7		7
Oman	80	81	85	81	82	77	76	78		77
Qatar	64	65	67	69	66	69	66	65		67
Total	153	157	168	169	162	162	162	164		163
NGLs (MBBL)
Al Hosn	2	4	14	18	10	13	22	23		19
Dolphin	7	8	8	8	8	9	8	8		8
Total	9	12	22	26	18	22	30	31		27
Natural Gas (MMCF)
Al Hosn	30	60	162	185	109	121	200	222		181
Dolphin	150	160	158	162	158	166	167	167		167
Oman	56	38	45	41	44	71	114	142		109
Total	236	258	365	388	311	358	481	531		457

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2015					2016
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	290	298	300	298	297	307	302	294		301

Latin America	38	37	36	37	37	35	39	32		35

Middle East / North Africa
Al Hosn	9	18	50	60	35	42	67	74		61
Dolphin	40	42	41	43	42	44	43	43		43
Oman	89	87	92	88	89	91	95	101		96
Qatar	67	65	62	74	67	65	70	65		67
Total	205	212	245	265	233	242	275			267

ONGOING OPERATIONS	533	547	581	600	567	584	616	609		603
Operations Sold, Exited and Exiting	104	110	89	130	107	67	44	-		37
TOTAL REPORTED SALES	637	657	670	730	674	651	660	609		640

REALIZED PRICES
United States
Oil ($/BBL)	$43.66	$52.64	$44.48	$39.19	$45.04	$29.48	$41.43	$41.49		$37.31
NGLs ($/BBL)	$17.32	$17.32	$13.72	$13.27	$15.35	$9.91	$14.25	$15.21		$13.12
Natural Gas ($/MCF)	$2.49	$2.09	$2.24	$1.75	$2.15	$1.50	$1.46	$2.30		$1.74

Latin America
Oil ($/BBL)	$47.70	$55.19	$42.46	$32.75	$44.49	$27.63	$39.26	$39.66		$35.50
Natural Gas ($/MCF)	$4.53	$5.49	$5.67	$5.28	$5.20	$4.19	$3.36	$3.48		$3.66

Middle East / North Africa
Oil ($/BBL)	$53.98	$56.48	$52.53	$39.14	$49.65	$29.68	$37.80	$41.84		$36.26
NGLs ($/BBL)	$21.57	$21.38	$17.12	$15.62	$17.88	$13.25	$15.21	$14.63		$14.47

Total Worldwide
Oil ($/BBL)	$48.50	$54.55	$47.78	$38.68	$47.10	$29.42	$39.66	$41.49		$36.70
NGLs ($/BBL)	$17.96	$18.06	$14.68	$14.02	$15.96	$10.86	$14.59	$14.99		$13.58
Natural Gas ($/MCF)	$1.66	$1.48	$1.51	$1.32	$1.49	$1.25	$1.26	$1.84		$1.43

Index Prices
WTI Oil ($/BBL)	$48.63	$57.94	$46.43	$42.18	$48.80	$33.45	$45.59	$44.94		$41.33
Brent Oil ($/BBL)	$55.17	$63.50	$51.17	$44.71	$53.64	$35.08	$46.97	$46.98		$43.01
NYMEX Natural Gas ($/MCF)	$3.07	$2.73	$2.78	$2.44	$2.75	$2.07	$1.97	$2.70		$2.24

Percentage of Index Prices
Worldwide oil as a percentage of WTI	100%	94%	103%	92%	97%	88%	87%	92%		89%
Worldwide oil as a percentage of Brent	88%	86%	93%	87%	88%	84%	84%	88%		85%
Worldwide NGL as a percentage of WTI	37%	31%	32%	33%	33%	32%	32%	33%		33%
Worldwide NGL as a percentage of Brent	33%	28%	29%	31%	30%	31%	31%	32%		32%
Domestic gas as a percentage of NYMEX	81%	77%	81%	72%	78%	73%	74%	85%		78%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$14.46	$13.04	$13.10	$11.94	$13.13	$11.67	$11.80	$12.26		$11.90
Latin America	$9.95	$11.99	$13.60	$12.39	$11.93	$8.55	$13.12	$14.93		$12.15
Middle East / North Africa	$12.51	$11.03	$8.72	$8.01	$9.87	$9.02	$8.35	$8.83		$8.72
Total Oil and Gas	$13.36	$12.10	$11.15	$9.95	$11.57	$10.28	$10.21	$10.81		$10.42

Taxes other than on income ($/BOE)
United States	$3.14	$3.30	$2.36	$1.46	$2.57	$2.12	$2.41	$1.96		$2.17
Total Oil and Gas	$1.63	$1.85	$1.20	$0.67	$1.32	$1.15	$1.12	$0.97		$1.08

DD&A expense ($/BOE)
United States	$17.12	$17.82	$18.24	$17.32	$17.63	$24.63	$25.59	$25.58		$25.26
Latin America	$14.05	$14.66	$14.61	$14.87	$14.54	$12.88	$12.00	$11.13		$12.03
Middle East / North Africa	$13.41	$14.20	$12.36	$15.68	$14.02	$6.42	$5.38	$5.66		$5.82
Total Oil and Gas	$15.35	$16.06	$15.39	$16.36	$15.81	$15.61	$15.00	$15.58		$15.39

G&A and other operating expenses ($/BOE)	$3.58	$3.57	$2.88	$2.69	$3.15	$2.88	$2.22	$2.95		$2.68

Exploration Expense ($ millions)
United States	$5	$6	$3	$5	$19	$2	$3	$3		$8
Latin America	-	-	-	2	2	1	1	-		2
Middle East / North Africa	3	4	2	6	15	6	23	6		35
	$8	$10	$5	$13	$36	$9	$27	$9		$45

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income (loss)	$736	$57	$324	$162		$(106)	$(508)	$(117)
Sales price	(934)	217	(261)	(347)		(378)	377	102
Sales volume	10	28	(14)	39		(88)	19	(50)
Operating expenses	101	30	45	13		59	(4)	8
DD&A rate	123	(5)	5	23		16	(2)	(1)
Exploration expense	52	(3)	5	(8)		4	(17)	18
All others	(31)	-	58	12		(15)	18	(9)
Current quarter core income (loss)	$57	$324	$162	$(106)		$(508)	$(117)	$(49)

Chemical
Prior quarter core income	$160	$139	$136	$174		$116	$126	$88
Sales price	(92)	2	(42)	(37)		(43)	35	25
Sales volume / mix	(26)	16	(8)	(22)		20	21	(13)
Operations / manufacturing	89	(20)	80	10		34	(82)	7
All others	8	(1)	8	(9)		(1)	(12)	10
Current quarter core income	$139	$136	$174	$116		$126	$88	$117

Midstream and Marketing
Prior quarter core income (loss)	$168	$(5)	$84	$31		$(45)	$(95)	$(58)
Marketing	(73)	59	(91)	(57)		(3)	4	41
Gas plants	(14)	1	(2)	16		(17)	6	(10)
Pipelines	(83)	29	23	(23)		(31)	23	4
Power generation	(3)	-	17	(12)		3	2	6
All others	-	-	-	-		(2)	2	(3)
Current quarter core income (loss)	$(5)	$84	$31	$(45)		$(95)	$(58)	$(20)

Year-over-Year
Oil & Gas
Prior year core income	$1,719	$1,703	$1,571	$736	$5,729	$57	$324	$162		$543
Sales price	(1,923)	(1,714)	(1,768)	(1,320)	(6,725)	(747)	(588)	(219)		(1,554)
Sales volume	210	247	163	216	836	(18)	12	(111)		(117)
Operating expenses	(51)	6	83	116	154	140	85	75		300
DD&A rate	102	84	87	84	357	19	27	41		87
Exploration expense	19	28	22	47	116	(2)	(16)	(4)		(22)
All others	(19)	(30)	4	15	(30)	43	39	7		89
Current quarter core income (loss)	$57	$324	$162	$(106)	$437	$(508)	$(117)	$(49)		$(674)

Chemical
Prior year core income	$136	$133	$140	$160	$569	$139	$136	$174		$449
Sales price	(88)	(115)	(181)	(177)	(561)	(123)	(76)	(11)		(210)
Sales volume / mix	(44)	(29)	1	(46)	(118)	4	(22)	(24)		(42)
Operations / manufacturing	145	146	213	174	678	109	59	(15)		153
All others	(10)	1	1	5	(3)	(3)	(9)	(7)		(19)
Current quarter core income	$139	$136	$174	$116	$565	$126	$88	$117		$331

Midstream and Marketing
Prior year core income (loss)	$96	$130	$155	$168	$549	$(5)	$84	$31		$110
Marketing	(21)	7	(98)	(165)	(277)	(93)	(148)	(14)		(255)
Gas plants	(41)	(33)	(35)	3	(106)	(2)	3	(6)		(5)
Pipelines	(26)	(15)	6	(45)	(80)	(2)	(8)	(27)		(37)
Power generation	(12)	(11)	4	-	(19)	7	10	(1)		16
All others	(1)	6	(1)	(6)	(2)	-	1	(3)		(2)
Current quarter core income (loss)	$(5)	$84	$31	$(45)	$65	$(95)	$(58)	$(20)		$(173)